                                                                    EXHIBIT 99.8

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE


                                  MAY 17, 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                       ALL RECORDS
BACK
DEBT                               AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
TO                                 PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
INCOME             NUMBER OF        BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RATIO           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
-----           --------------    -----------       ----      ------    -----    -----------     ---        ---        --
0.01 to 5.00                 5      $430,648.53       0.06%    6.711%       651      $86,130    77.51%       29.44%    0.00%
5.01 to 10.00               12    $2,493,872.60       0.32%    6.975%       644     $207,823    82.13%       25.25%   16.04%
10.01 to 15.00              23    $3,763,590.43       0.48%    7.043%       634     $163,634    84.52%       67.46%   30.14%
15.01 to 20.00             101   $15,556,233.05       1.99%    6.884%       637     $154,022    81.08%       30.70%   33.99%
20.01 to 25.00             171   $26,794,504.81       3.43%    6.849%       649     $156,693    81.81%       48.16%   38.17%
25.01 to 30.00             310   $47,011,927.45       6.02%    7.035%       639     $151,651    82.30%       45.84%   35.82%
30.01 to 35.00             526   $92,917,313.56      11.91%    6.993%       655     $176,649    82.60%       51.29%   34.71%
35.01 to 40.00             802  $144,519,127.70      18.52%    7.036%       644     $180,198    82.66%       49.76%   33.41%
40.01 to 45.00           1,087  $195,060,303.36      24.99%    7.038%       649     $179,448    82.62%       43.41%   36.46%
45.01 to 50.00           1,094  $201,236,166.55      25.79%    7.158%       642     $183,945    83.34%       45.49%   22.64%
50.01 to 55.00             265   $45,648,061.17       5.85%    7.075%       628     $172,257    84.08%       62.98%   14.52%
55.01 to 60.00              36    $5,002,029.33       0.64%    7.286%       629     $138,945    87.86%       87.02%    0.00%
                         -----  ---------------     -------    ------       ---     --------    ------       ------   ------
TOTAL:                   4,432  $780,433,778.54     100.00%    7.057%       645     $176,091    82.85%       47.59%   30.46%
                         =====  ===============     =======    ======       ===     ========    ======       ======   ======

                                                         GROUP 1
BACK
DEBT                               AGGREGATE                           WEIGHTED     AVERAGE   WEIGHTED    PERCENT
TO                                 PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
INCOME             NUMBER OF        BALANCE       MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RATIO           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
-----           --------------    -----------       ----      ------    -----    -----------     ---        ---        --
0.01 to 5.00                 3      $303,847.37       0.08%    6.742%       635     $101,282    78.37%        0.00%    0.00%
5.01 to 10.00                5      $718,245.31       0.18%    7.612%       608     $143,649    83.98%       32.10%    0.00%
10.01 to 15.00              13    $1,689,480.43       0.43%    7.013%       661     $129,960    87.32%       67.05%   13.97%
15.01 to 20.00              57    $8,953,279.93       2.25%    6.701%       631     $157,075    78.08%       25.99%   17.16%
20.01 to 25.00             106   $14,568,012.24       3.67%    6.970%       650     $137,434    79.67%       47.42%   19.55%
25.01 to 30.00             181   $24,642,667.19       6.20%    7.174%       628     $136,147    81.79%       45.18%   19.90%
30.01 to 35.00             314   $47,136,978.71      11.87%    7.038%       641     $150,118    81.39%       54.89%   14.22%
35.01 to 40.00             464   $74,290,692.17      18.71%    7.074%       635     $160,109    81.05%       49.79%   20.04%
40.01 to 45.00             592   $94,411,688.57      23.77%    6.990%       642     $159,479    81.35%       40.56%   17.35%
45.01 to 50.00             615   $99,574,033.96      25.07%    7.144%       635     $161,909    82.21%       46.95%   10.07%
50.01 to 55.00             172   $27,180,097.47       6.84%    7.002%       627     $158,024    83.20%       66.71%    7.53%
55.01 to 60.00              25    $3,683,545.96       0.93%    7.052%       633     $147,342    86.71%       87.32%    0.00%
                         -----  ---------------     -------    ------       ---     --------    ------       ------   ------
TOTAL:                   2,547  $397,152,569.31     100.00%    7.057%       637     $155,930    81.61%       48.09%   15.00%
                         =====  ===============     =======    ======       ===     ========    ======       ======   ======

                                                         GROUP 2
BACK
DEBT                               AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
TO                                 PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
INCOME             NUMBER OF        BALANCE       MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RATIO           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
-----           --------------    -----------       ----      ------    -----    -----------     ---        ---        --
0.01 to 5.00                 2      $126,801.16       0.03%    6.637%       691      $63,401    75.44%      100.00%    0.00%
5.01 to 10.00                7    $1,775,627.29       0.46%    6.717%       658     $253,661    81.38%       22.48%   22.53%
10.01 to 15.00              10    $2,074,110.00       0.54%    7.068%       612     $207,411    82.23%       67.80%   43.31%
15.01 to 20.00              44    $6,602,953.12       1.72%    7.132%       644     $150,067    85.16%       37.09%   56.82%
20.01 to 25.00              65   $12,226,492.57       3.19%    6.704%       647     $188,100    84.37%       49.06%   60.35%
25.01 to 30.00             129   $22,369,260.26       5.84%    6.882%       651     $173,405    82.85%       46.57%   53.37%
30.01 to 35.00             212   $45,780,334.85      11.94%    6.946%       669     $215,945    83.84%       47.59%   55.81%
35.01 to 40.00             338   $70,228,435.53      18.32%    6.996%       653     $207,776    84.37%       49.72%   47.56%
40.01 to 45.00             495  $100,648,614.79      26.26%    7.084%       656     $203,331    83.81%       46.08%   54.39%
45.01 to 50.00             479  $101,662,132.59      26.52%    7.171%       650     $212,238    84.44%       44.07%   34.95%
50.01 to 55.00              93   $18,467,963.70       4.82%    7.182%       629     $198,580    85.37%       57.50%   24.80%
55.01 to 60.00              11    $1,318,483.37       0.34%    7.942%       615     $119,862    91.06%       86.19%    0.00%
                         -----  ---------------     -------    ------       ---     --------    ------       ------   ------
TOTAL:                   1,885  $383,281,209.23     100.00%    7.057%       653     $203,332    84.15%       47.08%   46.48%
                         =====  ===============     =======    ======       ===     ========    ======       ======   ======

                                                         NON-IO
BACK
DEBT                               AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
TO                                 PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
INCOME             NUMBER OF        BALANCE       MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RATIO           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
-----           --------------    -----------       ----      ------    -----    -----------     ---        ---        --
0.01 to 5.00                 5      $430,648.53       0.08%    6.711%       651      $86,130    77.51%       29.44%    0.00%
5.01 to 10.00               11    $2,093,872.60       0.39%    7.304%       644     $190,352    82.54%       30.08%    0.00%
10.01 to 15.00              19    $2,629,190.43       0.48%    7.428%       618     $138,378    86.47%       85.74%    0.00%
15.01 to 20.00              85   $10,268,598.68       1.89%    7.241%       630     $120,807    79.87%       33.97%    0.00%
20.01 to 25.00             135   $16,567,519.81       3.05%    7.344%       640     $122,722    82.10%       47.81%    0.00%
25.01 to 30.00             249   $30,170,263.29       5.56%    7.531%       621     $121,166    82.65%       49.41%    0.00%
30.01 to 35.00             431   $60,664,681.78      11.18%    7.398%       639     $140,753    82.81%       48.36%    0.00%
35.01 to 40.00             644   $96,230,439.58      17.73%    7.445%       636     $149,426    83.35%       46.11%    0.00%
40.01 to 45.00             860  $123,941,227.05      22.84%    7.462%       644     $144,118    83.55%       37.78%    0.00%
45.01 to 50.00             960  $155,680,748.08      28.69%    7.443%       638     $162,167    83.85%       40.52%    0.00%
50.01 to 55.00             247   $39,021,862.51       7.19%    7.208%       625     $157,983    84.17%       64.89%    0.00%
55.01 to 60.00              36    $5,002,029.33       0.92%    7.286%       629     $138,945    87.86%       87.02%    0.00%
                         -----  ---------------     -------    ------       ---     --------    ------       ------    -----
TOTAL:                   3,682  $542,701,081.67     100.00%    7.421%       637     $147,393    83.44%       44.70%    0.00%
                         =====  ===============     =======    ======       ===     ========    ======       ======    =====

                                                           IO
BACK
DEBT                               AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
TO                                 PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
INCOME             NUMBER OF        BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RATIO           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----           --------------    -----------       ----      ------     -----   -----------     ---        ---        --
5.01 to 10.00                1      $400,000.00       0.17%    5.250%       640     $400,000    80.00%        0.00%  100.00%
10.01 to 15.00               4    $1,134,400.00       0.48%    6.152%       673     $283,600    80.00%       25.11%  100.00%
15.01 to 20.00              16    $5,287,634.37       2.22%    6.189%       650     $330,477    83.44%       24.35%  100.00%
20.01 to 25.00              36   $10,226,985.00       4.30%    6.045%       664     $284,083    81.34%       48.75%  100.00%
25.01 to 30.00              61   $16,841,664.16       7.08%    6.147%       671     $276,093    81.67%       39.45%  100.00%
30.01 to 35.00              95   $32,252,631.78      13.57%    6.232%       683     $339,501    82.19%       56.81%  100.00%
35.01 to 40.00             158   $48,288,688.12      20.31%    6.222%       660     $305,625    81.29%       57.03%  100.00%
40.01 to 45.00             227   $71,119,076.31      29.92%    6.301%       658     $313,300    81.00%       53.22%  100.00%
45.01 to 50.00             134   $45,555,418.47      19.16%    6.182%       658     $339,966    81.57%       62.50%  100.00%
50.01 to 55.00              18    $6,626,198.66       2.79%    6.294%       648     $368,122    83.52%       51.74%  100.00%
                           ---  ---------------     -------    ------       ---     --------    ------       ------  -------
TOTAL:                     750  $237,732,696.87     100.00%    6.225%       663     $316,977    81.51%       54.18%  100.00%
                           ===  ===============     =======    ======       ===     ========    ======       ======  =======

                                                        1ST LIEN
BACK
DEBT                               AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
TO                                 PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
INCOME             NUMBER OF        BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RATIO           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------  --------------  ---------------  ----------  --------- --------  -----------  --------  -----------  -------
0.01 to 5.00                 4      $394,275.32       0.06%    6.327%       655      $98,569    75.43%       32.16%    0.00%
5.01 to 10.00                9    $2,260,309.80       0.33%    6.762%       641     $251,146    80.37%       27.86%   17.70%
10.01 to 15.00              18    $3,573,839.68       0.51%    6.890%       632     $198,547    83.70%       66.94%   31.74%
15.01 to 20.00              78   $14,199,953.14       2.04%    6.605%       634     $182,051    79.36%       30.86%   37.24%
20.01 to 25.00             125   $24,448,521.25       3.52%    6.565%       648     $195,588    80.12%       49.64%   41.83%
25.01 to 30.00             218   $42,429,402.46       6.11%    6.714%       638     $194,630    80.46%       45.60%   39.69%
30.01 to 35.00             377   $83,674,872.07      12.05%    6.683%       652     $221,949    80.76%       51.93%   38.55%
35.01 to 40.00             529  $127,655,012.20      18.38%    6.647%       641     $241,314    80.41%       50.60%   37.83%
40.01 to 45.00             707  $171,866,393.99      24.75%    6.643%       647     $243,092    80.38%       43.97%   41.38%
45.01 to 50.00             713  $178,061,651.52      25.64%    6.775%       640     $249,736    81.25%       46.49%   25.58%
50.01 to 55.00             188   $41,564,667.26       5.98%    6.777%       626     $221,089    82.54%       63.91%   15.94%
55.01 to 60.00              23    $4,407,957.29       0.63%    6.855%       629     $191,650    86.22%       87.43%    0.00%
                         -----  ---------------     -------    ------       ---     --------    ------       ------   ------
TOTAL:                   2,989  $694,536,855.98     100.00%    6.694%       643     $232,364    80.81%       48.35%   34.23%
                         =====  ===============     =======    ======       ===     ========    ======       ======   ======

                                                        2ND LIEN
BACK
DEBT                               AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
TO                                 PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
INCOME             NUMBER OF        BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RATIO           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------  --------------  ---------------  ----------  --------- --------  -----------  --------  -----------  -------
0.01 to 5.00                 1       $36,373.21       0.04%   10.875%       614      $36,373   100.00%        0.00%    0.00%
5.01 to 10.00                3      $233,562.80       0.27%    9.028%       669      $77,854    99.19%        0.00%    0.00%
10.01 to 15.00               5      $189,750.75       0.22%    9.931%       675      $37,950   100.00%       77.35%    0.00%
15.01 to 20.00              23    $1,356,279.91       1.58%    9.805%       659      $58,969    99.11%       29.00%    0.00%
20.01 to 25.00              46    $2,345,983.56       2.73%    9.801%       661      $51,000    99.46%       32.84%    0.00%
25.01 to 30.00              92    $4,582,524.99       5.33%   10.011%       651      $49,810    99.29%       48.03%    0.00%
30.01 to 35.00             149    $9,242,441.49      10.76%    9.801%       674      $62,030    99.20%       45.51%    0.00%
35.01 to 40.00             273   $16,864,115.50      19.63%    9.981%       661      $61,773    99.71%       43.33%    0.00%
40.01 to 45.00             380   $23,193,909.37      27.00%    9.969%       664      $61,037    99.22%       39.27%    0.00%
45.01 to 50.00             381   $23,174,515.03      26.98%   10.095%       661      $60,825    99.39%       37.82%    0.00%
50.01 to 55.00              77    $4,083,393.91       4.75%   10.106%       644      $53,031    99.70%       53.55%    0.00%
55.01 to 60.00              13      $594,072.04       0.69%   10.489%       622      $45,698   100.00%       84.02%    0.00%
                         -----   --------------     -------   -------       ---      -------   -------       ------    -----
TOTAL:                   1,443   $85,896,922.56     100.00%    9.990%       661      $59,527    99.40%       41.43%    0.00%
                         =====   ==============     =======   =======       ===      =======   =======       ======    =====